Fourth Quarter 2009 Results January 21, 2010 Exhibit 99.2

January 21, 2010
Forward looking statements
website at www.capitalone.com under “Investors”.
Please note that the following materials containing information regarding Capital One’s financial performance speak only as of the particular date or dates indicated in these materials. Capital One does not undertake any obligation to update or revise any of the information contained herein whether as a result of new information, future events or otherwise.
Certain statements in this presentation and other oral and written statements made by Capital One from time to time are forward-looking statements, including those that discuss, among other things, strategies, goals, outlook or other non-historical matters; projections, revenues, income, returns, earnings per share or other financial measures for Capital One; future financial and operating results; and Capital One’s plans, objectives, expectations and intentions; and the assumptions that underlie these matters.  To the extent that any such information is forward-looking, it is intended to fit within the safe harbor for forward-looking information provided by the Private Securities Litigation Reform Act of 1995. Numerous factors could cause our actual results to differ materially from those
described in such forward-looking statements, including, among other things:   general economic and business conditions in the U.S., the UK, or Capital One’s local markets, including conditions affecting employment levels, interest rates, consumer income and confidence, spending and savings that may affect consumer bankruptcies, defaults, charge-offs and deposit activity; an increase or decrease in credit losses (including increases due to a worsening of general economic conditions in the credit environment); financial, legal, regulatory, tax or accounting changes or actions, including with respect to any litigation matter involving
Capital One; increases or decreases in interest rates; the success of Capital One’s marketing efforts in attracting and retaining customers; the ability of the company to continue to securitize its credit cards and consumer loans and to otherwise access the capital markets at attractive rates and terms to capitalize and fund its operations and future growth; with respect to financial and other products, increases or decreases in Capital One’s aggregate loan balances and/or the number of customers and the growth rate and composition thereof, including increases or decreases resulting from factors such as shifting product mix, amount of actual marketing expenses made by Capital One and attrition of loan balances; the amount and rate of deposit growth; Capital One’s ability to control costs;
changes in the reputation of or expectations regarding the financial services industry and/or Capital One with respect to practices, products or financial condition;
any significant disruption in Capital One’s operations or technology platform; Capital One’s ability to maintain a compliance infrastructure suitable for its size and complexity; the amount of, and rate of growth in, Capital One’s expenses as Capital One’s business develops or changes or as it expands into new market areas;
Capital One’s ability to execute on its strategic and operational plans; any significant disruption of, or loss of public confidence in, the United States Mail service affecting our response rates and consumer payments; Capital One’s ability to recruit and retain experienced personnel to assist in the management and operations of new products and services; changes in the labor and employment markets; the risk that cost savings and any other synergies from Capital One’s acquisitions may not be fully realized or may take longer to realize than expected; disruptions from Capital One’s acquisitions negatively impacting Capital One’s ability to maintain relationships with customers, employees or suppliers; competition from providers of products and services that compete with Capital One’s businesses;
and other risk factors listed from time to time in reports that Capital One files with the Securities and Exchange Commission (the “SEC”), including, but not limited to, the Annual Report on Form 10-K for the year ended December 31, 2008 and the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2009, June
30, 2009 and September 30, 2009. You should carefully consider the factors discussed above in evaluating these forward-looking statements. All information in these slides is based on the consolidated results of Capital One Financial Corporation, unless otherwise noted. A reconciliation of any non-GAAP financial measures included in this presentation can be found in Capital One’s most recent Form 10-K concerning annual financial results, available on Capital One’s

January 21, 2010
Q409 earnings were $376MM or $0.83 per share; 2009 earnings were $884MM or
$0.75 per share
Revenue excl. Retained Interest & Suppression
Retained Interests Valuation Changes
Revenue Suppression
Revenue
Marketing Expense
Operating Expense
Restructuring Expense
Non-Interest Expense
Pre-Provision Earnings (before tax)
Net Charge-offs
Other
Allowance Build (Release)
Provision Expense
Discontinued Operations, net of tax
Total Company (after tax)
EPS Available to Common Shareholders
Tax Expense
2008 2009 Q409
Pretax Income
$MM
32
4,804
55
(490)
4,369
188
1,728
1,948
2,421
2,188
45
(386)
1,847
376
404
(28)
$0.90
$0.83
574
170
134
18,984
(225)
(1,920)
16,839
1,118
6,147
7,399
9,440
6,424
63
1,561
8,048
(46)
85
(131)
$0.14
($0.21)
582
497
120
19,111
(152)
(2,123)
16,836
588
6,709
7,417
9,419
8,421
59
(397)
8,083
884
987
(103)
$0.99
$0.75
1,336
349
Q309
26
5,065
37
(517)
4,585
104
1,672
1,802
2,783
2,155
15
31
2,201
393
437
(44)
$0.97
$0.88
582
145
Goodwill Impairment
- - -
1 2
1 includes ($1.31) impact of dividend and repayment expense of the government’s preferred share investment
2 includes ($0.08) impact of dividend expense of the government’s preferred share investment
Operating Earnings (after tax)
EPS
811

January 21, 2010
Allowance coverage ratios continue to reflect historically high loss rates and a cautious outlook
Allowance as % of
Reported 30+ Delinquencies
9.7%
10.0%
8.2%
1.0%
2.3%
2.7%
3.4% 3.4% 3.5%
0%
2%
4%
6%
8%
10%
12%
Q408 Q109 Q209 Q309 Q409
181%
198%
182%
36%
41%
52%
147%
145%
131%
0%
40%
80%
120%
160%
200%
240%
Q408 Q109 Q209 Q309 Q409
Allowance as % of
Reported Loans
Total Company:    4.48% 4.43%              4.44% 4.67%             4.55%
Consumer
Banking
Credit Card
Commercial Banking
Dom. Card
Int’l Card
Auto Finance
Allowance
Balance
Q3 '09 Q4 '09 Build/(Release)
Credit Card
   Domestic 2,343 $             1,927 $             (416) $
   International 222 199 (23)
Total Credit Card 2,565 $             2,126 $             (439) $
Consumer Banking
  Auto 761 $                 665 $                 (96) $
  Other Consumer Banking 357 411 54
Total Consumer Banking 1,118 $             1,076 $             (42) $
Commercial Banking 671 $                 786 $                 115 $
Other 160 $                 140 $                 (20) $
Total Allowance 4,513 $             4,127 $             (386) $
Total Reported Loans 96,714 90,619
Commercial Lending Allowance as % of
Non-Performing Loans
85%
78%
112%
108%
114%
112%
0%
50%
100%
150%
200%
Q408 Q109 Q209 Q309 Q409
Commercial Allowance
excluding Small
Ticket CRE
$MM

January 21, 2010
End of period assets were up despite declining loan balances
End of Period Assets
$35.5
$27.6
$28.3
$36.3
$37.7
$37.7
$38.8
$7.8
$8.7
$61.9
$64.8
$67.0
$60.3
$8.6
$8.5
$8.1
$8.2
$30.2
$29.4
$29.8
$29.6
$41.8
$40.1
$35.9
$38.2
$26.3
$4.1
$4.8
0
20
40
60
80
100
120
140
160
180
200
220
Q109 Q209 Q309 Q409
Domestic
Card
Commercial
Int’l Card
Consumer
$B
Securities
Other
End of Period Liabilities
Cash & Cash
Equivalents
$108.8
$104.1
$101.8 $102.4
$12.7
$13.4
$49.1
$47.5
$45.9
$46.7
$16.3
$18.1
$16.7
$17.1
$6.6
$6.0
$12.3
$12.6
$6.7
$6.4
0
20
40
60
80
100
120
140
160
180
200
220
Q109 Q209 Q309 Q409
Securitization
Interest
Bearing
Deposits
Other
Borrowings
Non-Interest
Bearing
Deposits
$B
Other
Liabilities

January 21, 2010
8.01%
8.68%
9.87%
9.50%
6.19%
6.91%
5.89%
6.90%
0%
2%
4%
6%
8%
10%
12%
14%
16%
Q109 Q209 Q309 Q409
Margins as % of Managed Assets Efficiency Ratio
Margins remain relatively stable
Revenue Margin
Net Interest Margin
43.9%
38.7%
45.3%
46.3%
0%
10%
20%
30%
40%
50%
60%
Q109 Q209 Q309 Q409
Weighted Avg
Asset Yield 8.34%                       8.36%                       8.97%    8.83%
Cost of Interest
Bearing Liabilities 2.75%                       2.41%                      2.28%    2.16%
Total Cost
of Funds 2.57%                       2.25%                      2.12%    2.00%
$MM
Revenue    3,736                        4,147                        4,585  4,369
Operating
Expense                    1,565 1,744 1,672 1,728
Marketing
Expense 163                          134        104                        188

January 21, 2010
Tangible Common Equity + Allowance to
Tangible Managed Assets
Tier 1 Capital to
Risk Weighted Assets
0%
2%
4%
6%
8%
10%
12%
14%
Q109 Q209 Q309 Q409
Our capacity to absorb risk remains high
Other
Tier 1
Common
11.9%
0%
2%
4%
6%
8%
10%
12%
Q109 Q209 Q309 Q409
5.6%
6.2%
Allowance
TCE
7.8%
8.5%
6.3%
8.4%
13.8%
4.6%
6.9%
9.7%
11.4%
8.5%
TARP

January 21, 2010
We are implementing FAS 166/167 at book value in Q1 2010
Assets
Liabilities
Stockholders’ Equity
Loans held for investment 90.6 47.8 138.4
Less: Allowance for loan
& lease losses
(4.1) (4.3) (8.4)
Net loans (HFI)
86.5 43.5 130.0
Accounts receivable from
securitizations
7.6 (7.6) --
Other
66.6 2.1 68.7
Total assets 169.4 42.0 211.4
Other
138.8 0.6 139.4
Total Liabilities
142.8 45.1 187.9
Total stockholders’ equity
26.6 (3.1) 23.5
Total liabilities &
stockholders’ equity
169.4 42.0 211.4
Securitization liability
4.0
44.5 48.5
Cash and cash equivalents 8.7 4.0 12.7
($B)
Reported
12/31/09
Estimated
Adjustments for
FAS 166/167
Estimated
Opening 1/1/10

January 21, 2010
Consolidation will impact both the balance sheet and the income statement
0%
2%
4%
6%
8%
10%
12%
Q209 Q309 Q409 Q409 Pro-Forma
Capital Ratios as of 12/31/09
Tangible Common Equity + Allowance to
Tangible Managed Assets
Income Statement Impact from Securitized Accounts Previously Treated as Off Balance Sheet
5.6%
6.2%
7.8%
8.5%
6.3%
8.4%
4.8%
9.1%
TCE: 6.3%      4.8%
Tier 1: 13.8% 9.8%
Tier 1 Common: 10.7% 6.7%
Total RBC: 17.8%
17.5%
Actual
Pro-forma upon
Consolidation
Allowance:
I/O Strip &
Other Retained
Interests:
Pre- FAS 166/167 Post- FAS 166/167
• N/A
• Upfront gains recognized upon
securitization
• Changes in expected losses as one input
to valuation estimates
• Changes in valuation flow through Non
Interest Income
• Initial build through retained earnings
• Subsequent ALLL changes through income statement
• No upfront gains; allowance established at loan
origination
• Changes in expected losses all flow through provision
and allowance; typically much larger impact than
previous changes in valuation estimates
Allowance
TCE

January 21, 2010
Net Income (Loss) from Continuing Operations ($MM)
Capital One delivered a profit from continuing operations of $403.9 MM in the fourth quarter of 2009
Credit Card
Domestic
International
SUBTOTAL
Commercial Banking
Consumer Banking
Total Company
Q408
$ (176.3)
(10.9)
(187.2)
24.1
(952.7)
1
$ (1,396.3)
Other (280.5)
Q409
$ 461.0
48.9
509.9
(136.0)
(7.7)
$ 403.9
37.7
Q309
$ 289.8
1.9
291.7
(127.7)
145.2
$ 437.1
127.9
1 includes $811M goodwill impairment

January 21, 2010
Domestic Card charge-off rate improved modestly in the fourth quarter, while delinquency rate increased
8.39%
9.23%
9.64%
7.08%
9.59%
5.08%
4.78%
4.77%
5.38%
5.78%
0%
1%
2%
3%
4%
5%
6%
7%
8%
9%
10%
Q408 Q109 Q209 Q309 Q409
7.30%
9.32%
9.19%
5.84%
9.52%
6.25%
5.51%
6.69%
6.63%
6.55%
0%
1%
2%
3%
4%
5%
6%
7%
8%
9%
10%
Q408 Q109 Q209 Q309 Q409
Domestic Card Credit International Card Credit
Net Charge-off Rate
30+ Delinquency Rate
Net Charge-off Rate
30+ Delinquency Rate

January 21, 2010
The Domestic Credit Card business delivered strong and resilient profitability, despite elevated charge-offs
70.9
67.0
64.8
61.9
60.3
68.5
70.4
73.4
75.1
79.7
0
10
20
30
40
50
60
70
80
90
100
Q408 Q109 Q209 Q309 Q409
Int’l
Domestic
Loans Held for Investment
$MM

January 21, 2010
Domestic Card Revenue Margins have been stable in the last 6 years
15.4%
15.5%
15.6%
14.5%
15.7%
15.8%
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
2004 2005 2006 2007 2008 2009
Domestic Card Annual Revenue Margin and its Components
Revenue Margin

January 21, 2010
Continuing economic deterioration drove another quarter of worsening credit trends in Commercial Banking
2.91%
0.82%
1.42%
0.89%
0.56%
2.52%
2.84%
2.47%
1.41%
1.95%
0%
1%
2%
3%
4%
5%
Q408 Q109 Q209 Q309 Q409
Total Commercial Banking ($29.9 B)
Non Performing
Asset Rate
Charge-off Rate
Commercial & Multi Family ($13.9 B)
3.02%
0.63%
1.37%
1.16%
0.92%
3.25%
1.21%
2.00%
2.66%
2.15%
0%
1%
2%
3%
4%
5%
Middle Market ($10.1 B)
Q408 Q109 Q209 Q309 Q409
Non Performing
Asset Rate
Charge-off Rate
0.45%
0.80%
1.08%
0.81%
2.04% 1.37%
0.89%
1.78%
2.08%
2.33%
0%
1%
2%
3%
4%
5%
Q408 Q109 Q209 Q309 Q409
Total Commercial Lending
Excluding Small Ticket CRE ($27.5 B)
Non Performing
Asset Rate
Charge-off Rate
0.75%
0.07%
0.56%
0.47%
0.58%
1.09%
0.43%
0.57%
1.25%
1.15%
0%
1%
2%
3%
4%
5%
Q408 Q109 Q209 Q309 Q409
Non Performing
Asset Rate
Charge-off Rate

January 21, 2010
0.43%
0.69%
0.45%
0.46%
0.71%
1.57%
1.91%
0.97%
1.17%
1.26%
0%
1%
2%
3%
4%
5%
Q408 Q109 Q209 Q309 Q409
The Mortgage Portfolio and the Auto Finance business were the key drivers of Consumer Banking credit results
Net Charge-off Rate
30+ Delinquency Rate
Mortgage Credit Auto Credit
7.48%
10.03%
3.65%
4.38%
4.88%
5.67%
4.55%
9.90%
9.52%
8.89%
0%
2%
4%
6%
8%
10%
12%
Q408 Q109 Q209 Q309 Q409
Net Charge-off Rate
30+ Delinquency Rate

January 21, 2010
We expect near-term trends to reflect the mechanics of delivering value over the cycle
•
Loans continue to decline in 2010 driven largely by continuing run off from businesses we’ve stopped originating or repositioned
•
NIM and Revenue margin for full year 2010 similar to full year 2009
•
Domestic card charge-off dollars expected to peak in first quarter 2010
•
Potential for significant allowance releases, consistent with decline in loans and moderating charge-off outlook
•
Allowance release coincides with investments in future growth and returns
– Marketing expense begins to ramp toward more normal levels in 2010
– 2010 Operating expense similar to 2009, as ongoing efficiency improvements are offset by investments in infrastructure
•
Growth and returns lag investments, but are attractive and sustainable over the long-term
•
Strong and resilient balance sheet to support growth